Exhibit 10.2.1

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                          TRANSFER OF SERVICE AGREEMENT

Playboy Entertainment Group, Inc., ("Former Customer"), having its principal place of business at 2706 Media Center Drive, Los Angeles, CA 90065, requests that Loral SpaceCom Corporation, doing business as Loral Skynet(R) ("SKYNET"), transfer and assign the following service to Andrita Studios, Inc. ("New Customer"), having its principal place of business at 3030 Andrita St., Los Angeles, CA 90065.

Service to be transferred and assigned: SKYNET Transponder Service, as described in Agreement T70102100 between SKYNET and Former Customer, dated effective March 1, 2001 (the "Agreement"). Service under this Agreement consists of one 36MHz 37W C-band Fully Protected transponder (the "Service") on the Telstar 7 satellite, which Service began October 1, 2001 and shall continue through January 31, 2010 at a monthly rate of $*****

The transfer and assignment will be effective as of February 1, 2004. This Transfer of Service Agreement acknowledges that Former Customer has paid for Service provided through January 31, 2004. The Service is not to be interrupted or relocated at the time the transfer is made.

New Customer agrees to assume all obligations of Former Customer at the time of transfer. These obligations may include and are not limited to: (1) all outstanding indebtedness for the Service, (2) the unexpired portion of the original term of Service and revenue commitment(s), and (3) any unexpired termination liability(ies). Notwithstanding the foregoing, Former Customer agrees to remain jointly and severally liable with New Customer for any and all payment obligations assumed by New Customer hereunder.

FORMER CUSTOMER                                         FORMER CUSTOMER
By: /s/ Alexandra Shepard                               By: /s/ Alexandra Shepard
     (Signature of Authorized Representative)                (Signature of Authorized Representative)

Print: Alexandra Shepard                                Print: Alexandra Shepard

Title: Sr. VP                                           Title: Sr. VP

Date: 2-4-04                                            Date: 2-4-04

Agreed to by SKYNET:

By: Sandra James
    (Signature of Authorized Representative)

Print: Sandra James

Title: Director, Customer Contracts

Date: 4 Feb 04

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